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          1992 Long Term Incentive Plan - NQ11/95-

Exhibit 99.1

DOW JONES & COMPANY, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT between Dow Jones & Company, Inc., a Delaware corporation (hereinafter called the "Company"), and the employee to whom options have been granted and who has agreed to be subject to the terms of this Agreement (the "Optionee"),

W I T N E S S E T H:

1.  Grant of Option.  Pursuant to the provisions of the Dow Jones 2001 Long Term Incentive Plan (the "Plan") the Company hereby grants to Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of the aggregate number of shares of Common Stock ($1.00 par value) of the Company ("Common Stock") of which Optionee has been given notice by the Company ("Notice"), as of the Date of Grant and at the Exercise Price set forth in such Notice, such option to be exercised as hereinafter provided.  This option is not intended to be, and will not be treated as an "incentive stock option."

2.  Terms and Conditions.  The option is subject to the following terms and conditions:

(a)  Expiration Date.  The option shall expire ten years after the Date of Grant (the "Expiration Date").

(b)  Exercise of Option.  Subject to paragraph 2(d) hereof, this option may be exercised on or after the vesting dates set forth in the following schedule, to the extent provided therein, provided the Optionee shall have remained in the employ of the Company or of an affiliate of the Company as defined in the Plan (any such affiliate being hereinafter called an "Affiliate") through such vesting dates:

Portion of Option Exercisable

Vesting Date

Thirty Three and One-Third Percent (33 1/3%)          First Anniversary of Date of Grant

Sixty Six and Two-Thirds Percent (66 2/3%)         Second Anniversary of Date of Grant

One Hundred Percent (100%)

Third Anniversary of Date of Grant

This option may be exercised, to the extent exercisable by its terms, in whole or from time to time in part at any time prior to the expiration thereof.

(c)  Payment of Purchase Price Upon Exercise.  Any exercise of this option shall be effected through a Merrill Lynch program for Plan participants (or any successor program designated by the Company).  The option shall be exercised and the purchase price paid by any of the methods prescribed by the Company at the time of exercise.  Currently, options may be exercised, and the purchase price paid, by one or any combination of permissible methods including:  (a) a Cash Purchase Exercise; (b) a Stock Swap Exercise using shares of Common Stock held by the Optionee for at least six months and having a total fair market value on the date of exercise equal to the purchase price; and (c) a Cashless Exercise in which Merrill Lynch will sell shares of Common Stock issued in connection with the Optionee’s exercise (either all such shares or as many shares as are needed to cover the Optionee’s exercise costs, as the Optionee directs) and remit the purchase price to the Company.

(d)  Exercise in the Event of Death or Termination of Employment.

(1)  Notwithstanding any provision of paragraph 2(b) to the contrary, if Optionee's employment by the Company or an Affiliate shall terminate because of his or her death or permanent disability, then this option may be exercised in full by Optionee, or by Optionee's Beneficiary as hereinafter defined or, absent a designation of Beneficiary, by the person or persons to whom Optionee's rights under this option pass by will or applicable law, or if no such person has such right, by Optionee's executors or administrators, at any time, or from time to time, but in no event later than the Expiration Date.  If, upon the termination of Optionee’s employment because of his or her retirement, Optionee shall have attained both 62 years of age and ten or more years of service with the Company or an Affiliate, then this option shall continue to vest in accordance with the vesting schedule set forth in paragraph 2(b) and, upon vesting, shall be exercisable to the same extent as if Optionee’s employment had not terminated.

(2)  If Optionee's employment by the Company or an Affiliate shall terminate for any reason other than death, permanent disability or retirement as aforesaid, this option may be exercised by Optionee, but only to the extent exercisable on the date of such termination, at any time, or from time to time, through the 90th day (or for such longer period as the Compensation Committee (the "Committee"), appointed pursuant to Section 3(a) of the Plan, in its sole discretion, shall determine) after the date of such termination of employment, but no later than the Expiration Date; provided, however, that in the case of termination for cause, all right to exercise this option shall terminate at the date of such termination of employment.

(e)  Adjustments in Event of Change in Common Stock.  In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares subject to this option and the purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder.  Any adjustment so made shall be final and binding upon Optionee.

(f)  Optionee Has No Rights as a Stockholder.  Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to this option prior to the date of issuance to him or her of a certificate or certificates for such shares.

(g)  Option Confers No Rights with Respect to Continuance of Employment.  This option shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Affiliate, nor shall it interfere in any way with the right of Optionee's employer to terminate Optionee's employment at any time.

(h)  Compliance with Law and Regulations.  This option and the obligation of the Company to sell and deliver shares hereunder, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the listing of such shares on any stock exchange on which the Common Stock may then be listed, and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(i)  Cancellation of Option.  The Committee may, with the consent of the Optionee, from time to time cancel all or any portion of this option then subject to exercise, and the Company's obligation in respect of such option may be discharged either by (i) payment to the Optionee of an amount in cash equal to the excess, if any, of the fair market value at such time of the shares subject to the portion of the option so cancelled over the aggregate purchase price of such shares, (ii) the issuance or transfer to the Optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its sole discretion.

(j)  Designation of Beneficiary.  Optionee may file with the Company a written designation of a beneficiary or beneficiaries hereunder (the "Beneficiary") and may from time to time revoke or change any such designation.  Any designation of Beneficiary shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee shall be in doubt as to the entitlement of any such Beneficiary to any rights hereunder, the Committee may determine to recognize only the legal representative of Optionee, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

3.  Investment Representation.  The Committee may request that the Optionee (or any transferee, Beneficiary, or legal representative) furnish to the Company, at the time of exercise of all or any part of this option, an agreement (in such form as the Committee may specify) in which Optionee or such other person represents that the shares acquired by him or her upon exercise are being acquired for investment and not with a view to the sale or distribution thereof.  Upon such request, delivery of such representation prior to the delivery of any shares issued upon the exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the Optionee or such other person to purchase any shares.

4.  Optionee Bound by Plan.  Optionee hereby acknowledges that the Company has made a copy of the Plan available to him or her and Optionee agrees to be bound by all the terms and provisions thereof.

5.  Withholding of Taxes.  The Committee in its discretion may cause to be made as a condition precedent to the issuance of any shares hereunder appropriate arrangements for the withholding of any federal, state, foreign or local taxes.

6.  Notices.  Any notice hereunder to the Company shall be addressed to it at its offices, P.O. Box 300, Princeton, New Jersey 08543-0300, Attention: Stock Plan Administrator, and any notice hereunder to Optionee shall be addressed to him or her at his or her address as shown on the Company's records, subject to the right of either party to designate at any time hereafter in writing some other address.

IN WITNESS WHEREOF, Dow Jones & Company, Inc. has caused this Agreement to be executed on its behalf by a Vice President and the Optionee has accepted the terms of this Agreement by electronic signature, both as of the Date of Grant.

Dow Jones & Company, Inc. /s/ Jim Scaduto
By: James A. Scaduto Vice President, Human Resources

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